COMPANY  Cytogen Corporation                    MEDIA CONTACT:    Jim Wetmore
CONTACT: Michael Becker                         Berry & Company Public Relations
         President and Chief Executive Officer  Media Relations for Cytogen
         (609) 750-8289                         (212) 253-8881
         mbecker@cytogen.com                    jwetmore@berrypr.com



           CYTOGEN CORPORATION ANNOUNCES CHANGES IN SENIOR MANAGEMENT


PRINCETON, N.J., (December 17, 2002) Cytogen Corporation (Nasdaq: CYTO) today announced a series of changes within its senior management team. Specifically:

o        Cytogen's  board  of  directors  has  accepted  the  resignation  of H.
         Joseph Reiser, Ph.D. as president and chief executive officer, effective immediately. Dr. Reiser is leaving the Company for personal reasons. Dr. Reiser will continue to serve as a director of the Company and is in full support of this management transition.
o In accordance with the Company's succession plan, the board has unanimously elected Michael D. Becker, effective immediately, to the position of president and chief executive officer. Mr. Becker has also been appointed to the Company's board of directors, effective immediately. Prior to this appointment, Mr. Becker served as vice president, business development and industry relations.
o In connection with such changes, Cytogen's board of directors has accepted the resignation of Lawrence R. Hoffman, vice president and chief financial officer, effective December 31, 2002. Mr. Hoffman is leaving the Company to pursue other opportunities.
o The Company also announced that Ms. Thu Dang has been promoted to vice president, finance, effective December 31, 2002. Ms. Dang is currently director of finance. Ms. Dang has been with Cytogen for over fourteen years and is integrally involved in all aspects of the Company's financial reporting process.

"Joe Reiser has played a critical role in building Cytogen into a product-driven, oncology-focused organization over the past five years," said James A. Grigsby, chairman of Cytogen's board of directors. "In reaching the decision to appoint Michael as president and CEO, the Board recognized the strong, working partnership that has evolved between Michael and Joe during a major transformation of the company. We believe Michael is well-suited to be Cytogen's new CEO and maintain the Company's sound corporate governance practices."

As president and CEO, Mr. Becker will have responsibility for all aspects of the Company's business and operations, including formulating, implementing, and monitoring the Company's strategic plan together with the chairman and the board of directors. All executive officers of the Company will report to Mr. Becker.

"As we look ahead to the next phase in Cytogen's evolution, I believe it is appropriate that Michael take on an expanded role as CEO," said H. Joseph Reiser, Ph.D. "I knew when I helped recruit him, that Michael was an outstanding businessman with a very solid grounding in science and technology, and everything he has done since then validates that judgment. With strong support from the senior management team, Michael has identified new business development opportunities and initiated the analysis needed to help make Cytogen a more efficient operating company. Additionally, he has successfully led an intensified focus on presenting Cytogen's business model to our stockholders and customers. I look forward to continued involvement with both Michael and the Company as a member of the board of directors."

Michael D. Becker joined Cytogen in April 2001, and has served in positions of increasing responsibility, including chief executive officer of the Company's AxCell Biosciences subsidiary, vice president, business development and industry relations, and vice president, investor relations officer. Prior to joining Cytogen, he was with Wayne Hummer Investments LLC, a Chicago-based regional brokerage firm, where he held senior positions as a biotechnology analyst, investment executive, and portfolio manager in addition to participating in sales management activities. Mr. Becker also served on the board of directors for the Chicago Biotech Network, a nonprofit trade association for the biotechnology industry in Illinois.

"Building on our portfolio of marketed oncology products along with our prostate specific membrane antigen (PSMA) technologies, Cytogen has the potential to create significant growth opportunities as we continue to advance our sales and marketing organization and drive productivity improvements," said Michael D. Becker. "Joe had the vision and commitment nearly five years ago to transform Cytogen from a research and development company into a specialty biopharmaceutical company with an internal sales force. I look forward to continuing to grow and evolve this model."

About Cytogen Corporation

Cytogen Corporation of Princeton, NJ is a product-driven, oncology-focused biopharmaceutical company. Cytogen markets several products through its in-house oncology sales force: ProstaScint(R) (a monoclonal antibody-based imaging agent used to image the extent and spread of prostate cancer); BrachySeed(TM) I-125 and BrachySeed(TM) Pd-103 (two uniquely designed, next- generation radioactive seed implants for the treatment of localized prostate cancer); and NMP22(R) BladderChek(TM) (a highly accurate and convenient antibody-based point-of-care staging test for bladder cancer detection). Cytogen has also developed Quadramet(R), a skeletal targeting therapeutic radiopharmaceutical for the relief of bone pain in prostate and other types of cancer, for which the company receives royalties on product sales through Berlex Laboratories, the U.S. affiliate of Schering AG Germany, which markets the product in the United States. Cytogen's pipeline comprises product candidates at various stages of clinical development, including fully human monoclonal antibodies and cancer vaccines based on PSMA (prostate specific membrane antigen) technology, which was exclusively licensed from Memorial Sloan-Kettering Cancer Center. Cytogen also conducts research in cell signaling through its AxCell Biosciences subsidiary in Newtown, PA. For more information, please visit the Company's website at www.cytogen.com.

This press release contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements involve a number of risks and uncertainties and investors are cautioned not to put any undue reliance on any forward-looking statement. The Company cannot guarantee that the Company will actually achieve the plans, intentions or expectations disclosed in any such forward-looking statements. The Company's actual results may differ materially from the Company's historical results of operations and those discussed in the forward-looking statements for various reasons, including, but not limited to, the Company's ability to carry out its business and financial plans, to successfully develop and commercialize acceptance of its products such as ProChart(TM), to determine and implement the appropriate strategic initiative for its AxCell Biosciences subsidiary, ability to fund development necessary for existing products and for the pursuit of new product opportunities, the risk of whether products result from development activities, protection of its intellectual property portfolio, ability to integrate in-licensed products such as BrachySeed(TM) and NMP22(R) BladderChek(TM), ability to establish and successfully complete clinical trials where required for product approval, the risk associated with obtaining the necessary regulatory approvals, shifts in the regulatory environment affecting sale of the Company's products such as third-party payor reimbursement issues, dependence on its partners for development of certain projects, the ability to obtain foreign regulatory approvals for products and to establish marketing arrangements in countries where approval is obtained, and other factors discussed in the Company's Form 10-K for the year ended December 31, 2001 and from time-to-time in the Company's other filings with the Securities and Exchange Commission. Any forward-looking statements made by the Company do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments the Company may make. The Company does not assume, and specifically disclaims, any obligation to update any forward-looking statements, and these statements represent the Company's current outlook only as of the date given.

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